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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  JUNE 12, 1996



                               CORESTAFF, INC.
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
               -------------------------------------------------
                          (State or other jurisdiction
                               of incorporation)

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
           0-26970                                                              76-0407849
- ----------------------------------                          -----------------------------------------------------
           (Commission                                                          (IRS Employer I.D. Number)
           File Number)



         4400 POST OAK PARKWAY, SUITE 1130
                 HOUSTON, TEXAS                                                        77027-3413
- ------------------------- -------------------------                 ---------------------------------------------
         (Address of principal executive offices)                                      (Zip Code)
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                                 (713) 961-3633
               -------------------------------------------------
                         Registrant's telephone number,
                              including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 12, 1996, pursuant to the terms of the Stock Purchase
Agreement by and among COREStaff, Inc. ("COREStaff"), Data Aid, Inc. ("Data
Aid"), and Richard L. Reid, Jerry L. Chafin and Jimmy H. Wyrosdick (the "Data
Aid Stockholders"), COREStaff purchased all of the issued and outstanding capital stock of Data Aid for $17 million in cash, subject to certain post-closing adjustments, and the assumption of certain liabilities. The Data
Aid Stockholders may also receive contingent payments based on the increase in earnings through February 28, 1997.

         The purchase price for Data Aid was determined as a result of direct negotiations with the Data Aid Stockholders and was based on numerous factors including COREStaff's estimate of the net worth of Data Aid at February 29, 1996. Data Aid provides information technology services through three principal offices located in Birmingham and Montgomery, Alabama and Atlanta, Georgia. Data Aid is now a wholly-owned subsidiary of COREStaff.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired

              As of the date of filing this Current Report on Form 8-K, the financial statements required by this Item 7(a) are not available. In accordance with Item 7(a)(4) of the Form 8-K, such financial statements will be filed no later than August
              26, 1996.

         (b)  Pro Forma Financial Information

              As of the date of filing this Current Report on Form 8-K, the pro forma financial information required by this Item 7(b) is not available. In accordance with Item 7(b) of Form 8-K, such financial statements will be filed no later than August 26, 1996.

         (c)  Exhibits

              10.1  Stock Purchase Agreement dated June 12, 1996, among
                    COREStaff, Data Aid, Inc., Richard L. Reid, Jerry L.
                    Chafin and Jimmy H. Wyrosdick.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CORESTAFF, INC.
                                        (Registrant)



Dated: June 24, 1996                 By: /s/ EDWARD L. PIERCE
                                         ---------------------------------------
                                         Edward L. Pierce
                                         Chief Financial Officer, Vice President
                                         and Assistant Secretary





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                               INDEX TO EXHIBITS

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
                                                                    Sequentially
Exhibit No.    Description                                          Numbered Page
- -----------    -----------                                          -------------
    10.1       Stock Purchase Agreement dated June 12, 1996, among
               COREStaff, Data Aid, Inc., Richard L. Reid, Jerry L.
               Chafin and Jimmy H. Wyrosdick